Exhibit 99.1

IMPORTANT CONSIDERATIONS REGARDING SIMON PROPOSAL TO MACERICH MARCH 10, 2015

A COMPELLING PROPOSAL

Transaction Premium	Simon Proposal [1]		Recent REIT M&A Transactions [5]
	30.2% [2]	**Unaffected Stock Price**	15.7% [6]
	28.2% [3]	**Ontario Teachers' Pension Plan Issuance**	-
	21.9% [4]	**SNL Financial Consensus NAV**	12.4% [7]

Recent Private Market Asset Sale Transactions	Asset / Portfolio	Transaction Closing Date	Sales PSF (est.)	Cap Rate (est.)
	Ala Moana Center [8]	March 2015	$1,350+	3.9%
	Jersey Gardens [9]	January 2015	$788	4.8%
	Ontario Teachers' (Macerich) [10]	November 2014	$763	4.75%
Simon Proposal to Macerich [11]			**$587**	**4.0%**

Cap rate of the Simon proposal is generally lower than those of recent high-end mall sales, despite those transactions having higher sales productivity

Source: Company filings and Wall Street Research.

(1) Calculations based on Simon proposal of $91.00 per share.

(2) Based on Macerich's closing stock price of $69.88 on November 18, 2014, which represents the last trading day prior to the public announcement by Simon of its ownership stake in Macerich.

(3) Reflects the $71.00 stock price underlying the agreement by Macerich's Board of Directors to issue 10.9% of Macerich's shares to Ontario Teachers' Pension Plan in exchange for certain joint venture interests in November 2014.

(4) Per SNL Financial, reflects consensus NAV per share of $74.63 as of March 6, 2015.

(5) Universe of REIT M&A transactions includes 12 acquisitions occurring from 2012 to present and where the target was a publicly traded U.S. REIT.

(6) Unaffected stock price represents the last closing price prior to the announcement of the transaction except in instances where unsolicited bids were received, in which case the unaffected stock price represents the last closing price prior to receipt of the bid.

(7) Per SNL Financial, reflects consensus NAV per share one trading day prior to the announcement of the transaction.

(8) Based upon GGP's sale of a 25% interest in the asset. Tenant sales PSF based on GGP press release as of March 2, 2015. Cap rate based on Wall Street Research.

(9) Sales PSF based upon 2013 average sales PSF for in-line stores of less than 10,000 square feet per Glimcher 2013 Annual Report. Cap rate based upon Simon underwriting at the time of the acquisition.

(10) Based upon Macerich's acquisition of Ontario Teachers' 49% interest in a portfolio of five super-regional malls. Sales PSF based upon Macerich's press release in connection with the acquisition on November 17, 2014. Cap rate based upon management commentary at Macerich's 2014 Investor Day conference.

(11) Sales PSF based upon 2014 sales PSF for regional shopping centers for tenants of less than 10,000 square feet per Macerich's 4Q14 financial supplement. Cap rate based upon consensus 2015E NOI of $889.6 million per SNL Financial as of March 9, 2015.

SIMON™

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WALL STREET IS SUPPORTIVE OF A TRANSACTION 3 ____________________ Source: Wall Street Research. “We think a transaction makes sense.” – Citi (March 9, 2015) “At $91/sh, the implied cap rate that Simon is willing to pay is around 4.3%. Assuming that the cap rates we ascribe to ‘A’ malls are appropriate, synergies must explain the 60-basis point gap between what we believe to be a fair value for Macerich’s portfolio and what Simon can justify paying.” – Green Street Advisors (March 10, 2015) “Macerich’s value as part of Simon would be higher than as a standalone business because of potential synergies and improved portfolio performance” – Morningstar (March 9, 2015) “Simon’s initial offer comes at a sizable premium to NAV and likely relies on significant synergies being realized.” – Green Street Advisors (March 10, 2015) “Simon is the best in class operator, in our view, and the REIT would realize significant fundamental synergies operating the MAC portfolio.” – Stifel (March 9, 2015) “The upside for SPG in acquiring MAC is related to the ability to improve EBITDA margins via G&A and property operating costs. Currently, MAC operates at a 55% EBITDA margin vs. SPG’s 68% margin.” – SunTrust Robinson Humphrey (March 9, 2015)

SIMON'S DIFFERENTIATING FACTORS 4 One of only 3 retail real estate companies with an A or better credit rating Low cost of capital enhanced by unparalleled access to a variety of funding sources Extensive capital liquidity and flexibility Deep pool of attractive unencumbered assets Largest REIT in the Sector Leading Track Record Fortress Balance Sheet Attractive Property Operating Performance Sole REIT constituent of the S&P 100 index and the largest member of the RMZ index Property diversity across the retail platform – track record of success outside of traditional malls including Premium Outlets, The Mills and lifestyle centers Largest retail landlord with deep relationships with key retailers and other critical retail constituents Broad operating footprint & platform leading to greater tenant and geographic diversity – both globally and in the U.S. Recent spin-off of Washington Prime Group optimizes portfolio for continued strong out-performance Unmatched operating margins and overhead efficiency Mall sales in excess of $600PSF Consistently the leader in comparable NOI and FFO per share growth Demonstrated consolidator with successful history of integrating & optimizing acquisitions Outstanding reputation among the investor and analyst communities Proven developer of new, ground-up development projects Attractive total shareholder returns across multiple time periods with consistent track record of growing cash flow, including dividends per share

KEY SUMMARY COMPARISON

Simon is widely recognized for its high quality portfolio, fortress balance sheet and 'best-in-class' management and operating platform which have led to sector-leading shareholder returns

SIMON			MACERICH
		PROPERTY OPERATING PERFORMANCE	
3.8%	✓	Long-Term Comparable NOI Growth (2006 - 2014)	2.7%
$619	✓	Sales PSF (4Q14)	$587
97.1%	✓	Small Shop Occupancy (4Q14)	95.8%
		OPERATING EFFICIENCY	
3.5%	✓	Total Overhead Costs as % of Total Revenues (2014)	8.7%
71%	✓	EBITDA Margin (2014)	59%
		BALANCE SHEET (AS OF DECEMBER 31, 2014) (1)	
28.2%	✓	(Net Debt + Pref.) / TEV	32.7%
5.5x	✓	(Net Debt + Pref.) / 4Q14 LQA EBITDA	7.2x (2)
13.5%	✓	Secured Debt / TEV	29.0%
46.0%	✓	Secured Debt / Total Debt	87.4%
A (stable) / A2 (stable)	✓	Senior Unsecured Credit Rating (S&P / Moody's)	Not Rated
		STOCK PRICE PERFORMANCE	
2,502% (Dec-'93)	✓	Total Shareholder Return Since IPO (Pre-Announcement) (3)	1,313% (Mar-'94)
50%	✓	Return on Book Equity (2014)	11%
		FFO per Share CAGR	
6.5% (4)	✓	*2006 - 2014*	(2.5%)
15.3% (4)	✓	*2010 - 2014*	7.4%
		Common Dividend per Share CAGR	
7.0% (5)	✓	*2006 - 2015 (1Q15 Ann.)*	(0.6%)
16.6% (5)	✓	*2010 - 2015 (1Q15 Ann.)*	4.4%

Source: Company filings.

(1) Based on closing prices per share as of December 31, 2014. All figures presented on a pro rata basis.

(2) Macerich's 4Q14 LQA EBITDA includes an estimate of the EBITDA related to the 49% interest held by Ontario Teachers Pension Plan Board until November 14, 2014, when the interest was acquired by Macerich. Estimated EBITDA based on figures for the 9 month period ended September 30, 2014, as disclosed in Macerich's 8-K/A (Amendment No. 1) to their 8-K filed on November 18, 2014.

(3) Based on the period ending November 18, 2014, which represents the last closing price prior to the public announcement by Simon of its ownership stake in Macerich.

(4) Simon's 2014 FFO per share as reported excludes FFO from Washington Prime Group subsequent to the effective date of the spin-off.

(5) Simon's common dividend excludes the special distribution to Simon shareholders of Washington Prime Group's stock related to its spin-off from Simon in May 2014.

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PROPERTY OPERATING METRICS

Simon's operating expertise and platform have allowed it to regularly outperform Macerich in key operating metrics

Comparable NOI Growth (1)



Simon
Macerich
5.0%
5.0%
5.1%
2.4%
1.8%
1.4%
1.1%
(0.7%)
2.9%
2.0%
3.4%
2.5%
4.8%
2.9%
5.2%
4.1%
5.1%
4.2%
2006
2007
2008
2009
2010
2011
2012
2013
2014

Sales PSF (2)



$476
$452
$491
$472
$480
$441
$452
$407
$484
$433
$533
$489
$568
$517
$582
$562
$619
$587
2006
2007
2008
2009
2010
2011
2012
2013
2014

Occupancy (3)



93.2%
93.4%
93.5%
93.1%
93.8%
92.3%
93.4%
91.3%
94.5%
93.1%
94.6%
92.7%
95.3%
93.8%
96.1%
94.6%
97.1%
95.8%
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: FactSet and SNL Financial.

Note: Simon's 2013 and 2014 figures exclude impact of assets spun-off to Washington Prime Group. All figures prior to 2013 include impact of assets spun-off to Washington Prime Group.

(1) *Simon includes U.S. Malls and Premium Outlets owned under comparable periods; excludes lease termination income, interest income, land sale gains and the impact of significant redevelopment activities. Macerich same-center NOI excludes EBITDA from non-comparable centers, the management companies, the company's G&A expenses, the impact of straight-line and above/below market adjustments to minimum rents.*

(2) *Simon defines sales PSF as total reported tenant sales on a trailing 12-month basis at owned GLA (for mall stores with less than 10,000 sq. ft.) in the malls as well as all reporting tenants at the Premium Outlets. For Macerich, sales PSF based on trailing 12-months for tenants 10,000 sq. ft. and under which have occupied the space for a minimum of 12-months. From 2011 to 4Q14, Simon data includes U.S. Malls, Premium Outlets, the Prime portfolio and malls from The Mills Limited Partnership. Prior to January 1, 2011, Simon excludes malls from The Mills Limited Partnership. Prior to January 1, 2010, Simon excludes the Prime portfolio.*

(3) *Simon defines occupancy as the percentage of GLA leased on the last day of the reporting period for all Simon owned space except for mall anchors, mall majors, mall freestanding and mall outlets. For Macerich, occupancy is based on the percentage of mall and free standing GLA leased on the last day of the reporting period. Occupancy excludes centers under development and redevelopment. From 2011 to 1Q15, Simon data includes U.S. Malls, Premium Outlets, the Prime portfolio and malls from The Mills Limited Partnership. Prior to January 1, 2011, Simon excludes malls from The Mills Limited Partnership. Prior to January 1, 2010, Simon excludes the Prime portfolio.*

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OPERATING EFFICIENCY 7 TOTAL OVERHEAD COSTS AS % OF TOTAL REVENUES (AT SHARE) TOTAL ENTERPRISE VALUE (1) EBITDA MARGINS (2) Simon's scale and ‘best-in-class’ platform facilitate a very high level of operational efficiency ____________________ Source: Company filings. Note: Balance sheet items utilized in calculations are as of the period end for each respective time period. Total Enterprise Value based on capital structure and closing price per share as of the period end for each respective time period. Reflects the ratio of EBITDA at share to total revenues at share. Simon Macerich 64% 65% 65% 63% 67% 68% 70% 71% 71% 62% 61% 60% 59% 58% 58% 59% 58% 59% 2006 2007 2008 2009 2010 2011 2012 2013 2014 3.6% 3.3% 3.3% 2.6% 2.5% 3.1% 3.0% 3.1% 3.5% 5.8% 7.0% 7.0% 8.4% 8.9% 8.3% 8.5% 9.2% 8.7% 2006 2007 2008 2009 2010 2011 2012 2013 2014 0.31% 0.32% 0.42% 0.26% 0.22% 0.25% 0.21% 0.24% 0.24% 0.49% 0.64% 0.96% 0.97% 0.87% 0.79% 0.67% 0.78% 0.56% 2006 2007 2008 2009 2010 2011 2012 2013 2014

BALANCE SHEET

Simon provides shareholders with a strong, investment grade balance sheet and broad access to capital to pursue accretive investments

SIMON		CREDIT METRICS (AS OF DECEMBER 31, 2014)	MACERICH
28.2%	✓	(Net Debt + Pref.) / TEV [(1)]	32.7%
5.5x	✓	(Net Debt + Pref.) / 4Q14 LQA EBITDA	7.2x [(2)]
13.5%	✓	Secured Debt / TEV [(1)]	29.0%
46.0%	✓	Secured Debt / Total Debt	87.4%
27.8%	✓	Secured Debt / Total Gross Assets [(3)]	38.6%
3.8x	✓	4Q14 LQA Interest Coverage [(4)]	3.5x
6.1 years	✓	Wtd. Avg. Debt Maturity	5.2 years
A (stable) / A2 (stable)	✓	Senior Unsecured Credit Rating (S&P / Moody's)	Not Rated

Source: Company filings and FactSet.
Note: Based on company filings for the period ending December 31, 2014. All figures presented on a pro rata basis.
(1) Based on closing price per share as of December 31, 2014.
(2) Macerich's 4Q14 LQA EBITDA includes an estimate of the EBITDA related to the 49% interest held by Ontario Teachers Pension Plan Board until November 14, 2014, when the interest was acquired by Macerich. Estimated EBITDA based on figures for the 9 month period ended September 30, 2014, as disclosed in Macerich's 8-K/A (Amendment No. 1) to their 8-K filed on November 18, 2014.
(3) Total gross assets calculated as total assets (per GAAP) plus accumulated depreciation and pro rata share of JV debt.
(4) Calculated as 4Q14 LQA EBITDA divided by the sum of 4Q14 LQA interest expense and capitalized interest.

SIMON™
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TOTAL SHAREHOLDER RETURNS 9 TRAILING 5 YEARS TRAILING 10 YEARS SINCE IPO TRAILING 1 YEAR December 13, 1993 March 9, 1994 PRE-ANNOUNCEMENT (1) JANUARY 1, 2014 – NOVEMBER 18, 2014 Over a variety of time periods, Simon has consistently generated attractive total returns for its shareholders ____________________ Note: Total returns include reinvestment of all dividends on the ex-dividend date, including the spin-off distribution of Washington Prime Group. Based on the period ending November 18, 2014, which represents the last trading day prior to the public announcement by Simon of its ownership stake in Macerich. PRE-ANNOUNCEMENT (1) PRE-ANNOUNCEMENT (1) TRAILING 3 YEARS PRE-ANNOUNCEMENT (1) PRE-ANNOUNCEMENT (1) PRE-ANNOUNCEMENT (1) 2,502% 1,313% Simon Macerich 192% 170% Simon Macerich 29% 25% Simon Macerich 351% 100% Simon Macerich 29% 23% Simon Macerich

FUNDS FROM OPERATIONS PER SHARE (AS REPORTED) 10 ____________________ Source: Company filings and FactSet. Note: Reflects each company’s FFO per share as reported. Simon's 2014 FFO per share as reported excludes FFO from Washington Prime Group subsequent to the effective date of the spin-off. Comparable FFO per share growth as compared to 2013 was 13.9%. Simon Macerich $5.39 $5.90 $6.45 $5.50 $5.03 $6.89 $7.98 $8.85 $8.90 2006 2007 2008 2009 2010 2011 2012 2013 2014 (1) $4.35 $4.49 $5.53 $4.09 $2.66 $2.79 $3.99 $3.53 $3.54 2006 2007 2008 2009 2010 2011 2012 2013 2014

FFO PER SHARE REPORTING TRACK RECORD (AS REPORTED) 11 Simon (1) Macerich Consensus FFO per Share Estimates Beat Meet Miss Reported FFO per Share (vs. Consensus) Simon has met or beat consensus estimates 34 of the last 36 quarters (94.4%) Macerich has missed consensus estimates 20 of the last 36 quarters (55.6%) Simon's long-term track record of consistently meeting or beating consensus FFO estimates has contributed to its strong credibility with the investor and analyst communities ____________________ Source: Company filings and FactSet. Note: Based on consensus FFO per share estimates and as reported FFO per share results for each respective period. Simon's 2014 FFO per share as reported excludes FFO from Washington Prime Group subsequent to the effective date of the spin-off. $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

IMPORTANT REPORTING DIFFERENCES

	Simon	Macerich
Same Center NOI Growth — *Exclusion of lease termination income*	✓ Reported Comparable NOI excludes lease termination income ✓ Only excludes assets if a major development / redevelopment is active, under construction (or recently completed) and disclosed	× Reported Same Center NOI growth rates include non-recurring, low-quality lease termination income (e.g. 4Q14 as reported: +5.8% vs. ex. lease terminations: +2.7%) × Excludes centers deemed "under redevelopment" as opposed to major projects actively under construction with disclosed development details (e.g., SouthPark, Paradise Valley)
Average Base Minimum Rent and Re-Leasing Spreads — *Inclusion of certain tenant types greater than 10,000 square feet*	✓ Average base minimum rent excludes only mall anchors, mall majors, mall freestanding and mall outlots ✓ Re-leasing spreads include spaces greater than 10,000 square feet and is consistent with average base minimum rent exclusions	× Excludes all mall tenants greater than 10,000 square feet (~ 35% of their Mall & Freestanding Store space) in its calculation of average minimum rent and re-leasing spreads
Sales Per Square Foot — *Exclusion only of portions of centers that are directly deemed to be under redevelopment*	✓ Excludes only areas of the center directly impacted by redevelopment activity – balance of the center remains in statistics	× Excludes certain below average centers deemed to be "under redevelopment" from its reported operating statistics including average sales per square foot, though several of the "under redevelopment" assets do not have active development activities based upon the company's filings
Reported Debt — *Disclosure of cash interest expense and average borrowing rate*	✓ Reported debt balances and interest rates reflect contractual figures with additional disclosure for non-cash fair market adjustments ✓ Provides data for a more representative calculation of cash interest expense and average borrowing rate	× Debt disclosures incorporate fair market value adjustments to the debt balance, as well as effective interest rates, for debt on acquired properties × This methodology reflects GAAP interest expense only

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RETURN ON BOOK EQUITY (AS REPORTED) 13 Simon (1) Macerich Simon has consistently generated attractive earnings growth while prudently managing its equity base ____________________ Source: Company filings. Note: Return on book equity calculated as aggregate FFO as reported for the respective period divided by average total book equity less preferred plus limited partners’ interests over the respective period. Simon's 2014 FFO as reported excludes FFO from Washington Prime Group subsequent to the effective date of the spin-off. 36% 43% 50% 39% 31% 43% 45% 46% 50% 2006 2007 2008 2009 2010 2011 2012 2013 2014 24% 22% 29% 20% 13% 13% 18% 15% 11% 2006 2007 2008 2009 2010 2011 2012 2013 2014

COMMON DIVIDEND PER SHARE 14 Simon (1) Macerich ____________________ Source: Company filings. Excludes the special distribution to Simon shareholders of Washington Prime Group stock in connection with its spin-off from Simon. Includes a $0.20 per share special dividend paid during 4Q11. For purposes of calculating a compound annual growth rate (CAGR), it is assumed that the 2015 dividend amount is equal to the most recently declared quarterly common dividend annualized. Simon has a demonstrated track record of sustained dividend per share growth $2.75 $2.93 $3.20 $2.60 $2.10 $2.05 $2.23 $2.36 $2.51 $2.60 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 (1Q15 Ann.) (3)

SIMON'S GROUND-UP DEVELOPMENT TRACK RECORD

Since 2001, Simon has successfully developed over $2.6 billion of full price retail and outlet center properties generating an approximate 12.6% return on investment

Full Price Retail Development – Investment & Approximate ROI

Full Price Retail Development
Total Adjusted Net investment: $1,530 million
Approximate ROI: 10.5%



$79
$99
$98
$185
$70
$226
$113
$49
$330
$62
$96
$122

Property	Approximate ROI	Investment	Date Opened
Bowie Town Center [1]	9.5%	$79	Oct-01
Waterford Lakes Town Center [1]	15.0%	$99	Oct-01
Clay Terrace [1]	10.9%	$98	Oct-04
St. Johns Town Center	15.8%	$185	Mar-05
Wolf Ranch [1]	10.2%	$70	Jul-05
Coconut Point	7.5%	$226	Nov-06
Firewheel Town Center	11.6%	$113	Nov-06
Shops @ Arbor Walk [1]	11.0%	$49	Mar-07
The Domain [2]	8.3%	$330	Mar-07
Palms Crossing [1]	9.2%	$62	Nov-07
Hamilton Town Center [3]	11.1%	$96	May-08
Pier Park [3]	10.0%	$122	May-08

Outlet Center Development – Investment & Approximate ROI

Outlet Center Development
Total Adjusted Net investment: $1,141 million
Estimated ROI: 15.4%



$96
$83
$138
$107
$141
$90
$136
$57
$64
$99
$130

Property	Approximate ROI	Investment	Date Opened
Round Rock Premium Outlets [3]	15.9%	$96	Aug-06
Rio Grande Valley Premium Outlets	27.0%	$83	Nov-06
Philadelphia Premium Outlets	16.9%	$138	Nov-07
Houston Premium Outlets	26.1%	$107	May-08
Jersey Shore Premium Outlets	14.8%	$141	Nov-08
Cincinnati Premium Outlets	13.3%	$90	Aug-09
Merrimack Premium Outlets	10.1%	$136	Jun-12
Tanger Outlets Galveston	15.8%	$57	Oct-12
Phoenix Premium Outlets	12.0%	$64	Apr-13
St. Louis Premium Outlets	8.6%	$99	Aug-13
Toronto Premium Outlets	11.5%	$130	Aug-13

Note: Dollars in millions. Date opened reflects opening of the first phase for multi-phase projects. Amount invested reflects investment as of December 31, 2013, per Schedule III to 2013 10-K less land sale gains and estimated value of projected proceeds from public financing. Approximate return on investment reflects the quotient of 2014 actual NOI and amount invested as of December 31, 2013.

(1) Properties spun-off into Washington Prime Group in May 2014. Simon no longer has an ownership interest in these properties.

(2) Excludes investment in adjoining Westin hotel.

(3) Excludes adjacent land held for development.

SIMON™ 15

SIMON'S M&A TRACK RECORD

Simon has successfully orchestrated nearly $40 billion of corporate real estate M&A transactions during its 21 years as a public company

DeBartolo Realty
August 1996
Acquisition of DeBartolo Realty – 50 Malls and 11 Community Centers
$3.1BN

Corporate Property Investors
September 1998
Acquisition of Corporate Property Investors – 23 Malls & 4 Office Buildings
$5.8BN

Rodamco North America
May 2002
Consortium Acquisition of Rodamco North America – 13 Malls
$1.6BN

Chelsea Premium Outlets
October 2004
Acquisition of Chelsea Property Group – 36 Premium Outlets
$4.9BN

The Mills
April 2007
Acquisition of The Mills in a JV with Farallon Capital
$7.9BN

Prime Outlets
August 2010
Acquisition of Prime Outlets – 22 Retail Outlet Centers
$2.3BN

The Mills
March 2012
Acquisition of Farallon Capital's Stake in The Mills JV
$3.6BN

Klepierre
March 2012
Acquisition of 28.7% Equity Stake from BNP Paribas
$2.0BN

McArthurGlen Group
June 2013
Investment in Europe's Largest Factory Outlet Operator
~$850MM

Washington Prime Group
May 2014
Spin-off of 98 Malls and Strip Centers
~$5.5BN

WP Glimcher
January 2015
Acquisition of Jersey Gardens and University Park Village
$1.1BN

1996 | 1998 | 2000 | 2002 | 2004 | 2006 | 2008 | 2010 | 2012 | 2014 | 2015

Source: Company filings, FactSet and SNL Financial.
Note: Transaction dates represent completion dates for each transaction. Deal value reflects gross value (at share for stake transactions), unless otherwise noted.

SIMON™
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SIMON'S COMPETITIVE ADVANTAGES 17 Proven Ground-Up Developer Stronger Balance Sheet Broader Capital Access Global Platform Higher Total Shareholder Return Strong Management Track Record & Credibility Greater Geographic & Tenant Diversity Stronger Retailer Relationships Better Overhead Efficiency Proven Consolidator Better Operating Margins Better Comp NOI Growth

APPENDIX

MACERICH NET ASSET VALUE ESTIMATES 19 ____________________ Source: Wall Street Research. Estimated NAV per share based upon an ascribed premium, as denoted in respective research reports, to a specific stock prices as denoted in the respective research report. Calculations based on Simon proposal of $91.00 per share. ANALYSTS ESTIMATES SUMMARY NAV Proposed Offer Date Firm per Share Premium (2) 2/4 Bank of America Merrill Lynch $82.79 9.9% 2/9 BMO Capital Markets $73.54 23.7% 3/9 Citi $75.00 21.3% 3/9 Cowen $70.38 29.3% 2/4 Credit Suisse $74.31 22.5% 2/8 Deutsche Bank $79.25 14.8% 3/9 Evercore ISI $87.82 3.6% 3/9 Green Street Advisors $77.50 17.4% 2/9 JPMorgan $72.16 26.1% 2/9 KeyBanc $76.37 19.2% 2/6 MLV $70.10 29.8% 2/9 RBC $79.79 14.0% 3/9 Sandler O'Neill $73.30 24.1% 2/5 Stifel $72.00 26.4% 3/9 UBS $75.70 20.2% 2/5 Wells Fargo $77.00 18.2% Wall Street Average $76.06 19.6% (1) (1) (1) NAV Proposed Offer Date Source per Share Premium (2) 3/9 SNL Financial $74.63 21.9% 3/9 FactSet $75.81 20.0% - Wall Street Average $76.06 19.6%

ADDITIONAL INFORMATION 20 This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Simon Property Group, Inc. ("Simon") has made for a business combination transaction with The Macerich Company ("Macerich"). In furtherance of this proposal and subject to future developments, Simon (and, if a negotiated transaction is agreed, Macerich) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Simon and/or Macerich may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SIMON AND MACERICH ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Macerich and/or Simon, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Simon through the web site maintained by the SEC at http://www.sec.gov. Simon and/or Macerich and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Simon’s executive officers and directors in Simon’s definitive proxy statement filed with the SEC on April 10, 2014. You can find information about Macerich’s executive officers and directors in Macerich’s definitive proxy statement filed with the SEC on April 18, 2014. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Forward Looking Statements This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Simon Property Group, Inc.’s ("Simon") offer to acquire The Macerich Company ("Macerich"), its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in Simon’s most recent annual or quarterly report filed with the Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in Simon’s and/or Macerich’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Simon and Macerich, including the possibilities that Macerich will reject a transaction with Simon, (ii) the ultimate outcome and results of integrating the operations of Simon and Macerich if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary stockholder approvals, (iv) if a transaction with Macerich is consummated, the ability of Simon and General Growth Properties to reach a definitive agreement related to, and complete, the sale of certain assets of Macerich, as such sales would not be a condition to the Macerich transaction, and (v) the risks and uncertainties detailed by Macerich with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Simon undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

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